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                                                                   EXHIBIT 10.30


                        AMENDMENT TO ASSIGNMENT OF LEASES

       For valuable consideration, the sufficiency of which is hereby acknowledged, Ferrofluidics Corporation, a Massachusetts business corporation with a place of business at 40 Simon Street, Nashua, New Hampshire ("Borrower") hereby amends the Assignment of Leases, previously given by Mortgagor to Bank of New Hampshire, a bank chartered under the laws of the State of New Hampshire, with a place of business at 191 Main Street, Nashua, New Hampshire 03060, ("Lender") which Mortgage is dated June 30,1994 and recorded in the Hillsborough County Registry of Deeds at Book 5551, Page 1020, for the purpose of increasing the amount secured by said Assignment, as follows

1. The first Recital paragraph, after the "Witnesseth" clause, is hereby amended to read as FOLLOWS:

       WHEREAS, Lender has agreed to provide Borrower with lines of credit Consisting of: (i) a revolving line of credit loan in the amount of up to Eight Million Five Hundred Thousand Dollars ($8,500,000.00) and (ii) a line of credit in the amount of up to Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00) pursuant to an agreement with Lender of even date herewith ("Reimbursement Agreement"), all as evidenced in the Master Term Note of even date in the principal amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ('$13,911,000.00) ("Note"):

       In all other respects, the aforesaid Assignment of Leases shall remain in full force in effect, entitled to its priority in accordance with the original date of execution and recording.

       IN WITNESS WHEREOF, Borrower has executed this instrument as of this 3rd day of December, 1996.




WITNESS:                              BORROWER:
                                      FERROFLUIDICS CORPORATION


/s/ Stephen P. Morin                  By: /s/ William B. Ford
------------------------                  ------------------------------
Stephen P. Morin                          Name: William B. Ford
                                          Title: Vice President





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                                     Page 2

STATE OF NEW HAMPSHIRE
COUNTY OF

    On this the 3rd day of December, 1996, before me, the undersigned officer, personally appeared William B. Ford, who acknowledged himself to be the Vice President and Chief Financial Officer of Ferrofluidics Corporation, Massachusetts corporation, and that he, as such Vice President and Chief Financial Officer, being authorized to do so, executed the foregoing Assignment of Leases for the purposes therein contained, by signing the name of the corporation by himself as Vice President and Chief Financial Officer with the intention that it be effective as of the date first above written.



                                    /s/ Joan C. Deichler
                                    -----------------------------------------
                                    Joan C. Deichler
                                    Justice of the Peace/Notary Public
                                    My Commission Expire Sept. 8, 1999